KEMPER EUROPE FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 1998
                          -----------------------------

The Board of Trustees of the Kemper Europe Fund has agreed in principle to propose to shareholders that the Fund be reorganized into the Scudder New Europe Fund, Inc. In connection with the reorganization, the Scudder New Europe Fund, which is currently a closed-end investment company, will be converted to an open-end investment company (mutual fund). After the reorganization, it is expected that the Scudder New Europe Fund will change its name to the Kemper Europe Fund, Inc. and will become a part of the Kemper family of funds.

The reorganization is expected to occur during the third quarter of 1999 and is subject to a number of conditions, including final approval by the board and approval by shareholders of each fund.














January 29, 1999